SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 21, 2002

              Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82904	74-2440850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue New York, New York 10019 (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                              No Change

(Former Name or Former Address, if Changed Since Last Report)

          Item 5.  Other Events

          The Registrant registers issuances of series of Amortizing Residential Collateral (“ARC”) Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statement on Form S-3 (Registration File Nos. 333-63602) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $659,177,000 in aggregate principal amount of Class A, Class A-IO, Class M-1, Class M-2 and Class B ARC Mortgage Pass-Through Certificates, Series 2002-BC2 on April 30, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the Prospectus Supplement dated April 29, 2002 (and together with the Prospectus dated March 27, 2002, the “Prospectus”), to file information relating to subsequent mortgage loans (the “Subsequent Mortgage Loans”) purchased by the Registrant.

          Pursuant to a Transfer Supplement No. 1-LBH, dated as of April 1, 2002, supplementing the Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2002, between Lehman Capital, a division of Lehman Brothers Holdings, Inc., as seller, and Structured Asset Securities Corporation (the “Depositor”), as purchaser, the Depositor acquired on June 21, 2002 34 Subsequent Mortgage Loans having an aggregate Scheduled Principal Balance as of June 1, 2002 (the “Subsequent Cut-Off Date”) of $5,386,716.77 and the other characteristics set forth in the Mortgage Loan Schedule attached as Schedule I thereto, for inclusion in the Amortizing Residential Collateral Trust Fund, Series 2002-BC2 (the “Trust Fund”).  Pursuant to a Transfer Supplement No. 1-LBB, dated as of June 1, 2002, supplementing the Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2002, between Lehman Brothers Bank, FSB, as seller, and the Depositor, as purchaser, the Depositor acquired 126 of Subsequent Mortgage Loans having an aggregate Scheduled Principal Balance as of the Subsequent Cut-Off Date of approximately $19,266,258.10 and the other characteristics set forth in the Mortgage Loan Schedule attached as Schedule I thereto, for inclusion in the Trust Fund.  The Trust Fund was established pursuant to a Trust Agreement, dated as of April 1, 2002 (the “Trust Agreement”), by and among the Depositor, Bank One, National Association, as trustee, Aurora Loan Services Inc., as master servicer, Wells Fargo Bank Minnesota, National Association, as securities administrator, and the Murrayhill Company, as credit risk manager.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

                           Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)          Not applicable.

(b)          Not applicable.

(c)          Exhibits:

99.1

Transfer Supplement No. 1-LBH, dated as of June 1, 2002, between Structured Asset Securities Corporation, as depositor, and Lehman Capital, a Division of Lehman Brothers Holdings Inc., as seller (including Mortgage Loan Schedule).

99.2	Transfer Supplement No. 1-LBB, dated as of June 1, 2002, between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Bank, FSB, as seller (including Mortgage Loan Schedule).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Stan Labanowski

       Name: Stan Labanowski

       Title:   Vice President

Dated:  June 21, 2002

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1

Transfer Supplement No. 1-LBH, dated as of June 1, 2002, between Structured Asset Securities Corporation, as depositor, and Lehman Capital, a Division of Lehman Brothers Holdings Inc., as seller (including Mortgage Loan Schedule).

99.2	Transfer Supplement No. 1-LBB, dated as of June 1, 2002, between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Bank, FSB, as seller (including Mortgage Loan Schedule).